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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                      __________________________________



                                   FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 8, 1998



                              REHABCARE GROUP, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                   0-19294                51-0265872
       (State or other           (Commission File         (I.R.S. Employer
       jurisdiction of               Number)               Identification
        organization)                                         Number)



              7733 FORSYTH BOULEVARD
                    17TH FLOOR
               ST. LOUIS, MISSOURI                        63105
    (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:  (314) 863-7422


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ITEM 5.    OTHER EVENTS

      On July 10, 1998, RehabCare Group, Inc., a Delaware corporation ("RehabCare"), and Medical Resources, Inc., a Delaware corporation ("Medical Resources"), announced that RehabCare entered into a definitive agreement to acquire StarMed Staffing, Inc., a Delaware corporation ("StarMed"), and certain related entities from Medical Resources (the "Acquisition"). The purchase price of $33 million will be funded through an increase in RehabCare's bank credit facility to $100 million. The Acquisition is expected to be completed in late July or early August, and will be treated by RehabCare as a purchase for accounting purposes. StarMed will be acquired through RehabCare's wholly-owned subsidiary, Healthcare Staffing Solutions Inc., a Massachusetts corporation ("HSSI"). With respect to RehabCare, the Acquisition is expected to be non-dilutive to earnings in 1998 and modestly accretive to earnings beginning in 1999.

      StarMed reported revenues of approximately $58 million for the twelve months ended December 31, 1997 and approximately $19.8 million for the three months ended March 31, 1998. StarMed provides temporary staffing of nurses and nurse assistants to hospitals and nursing homes on a short-term and extended-term basis. Short-term nurse staffing is provided locally through StarMed's thirty-five offices across the United States and the extended-term staffing provided by StarMed's Traveling Nurses Division complements HSSI's HealthTour Division. StarMed is one of the largest providers of temporary registered nurses in the United States. With the acquisition of StarMed, RehabCare's staffing subsidiary revenues are expected to increase by more than 150% to approximately $120 million per year.

      The foregoing description is qualified in its entirety by reference to a copy of the press release which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits.
                 --------

Exhibit No.       Description
-----------       -----------
99.1              Text of joint press release, dated July 10, 1998, issued by
                  RehabCare Group, Inc. and Medical Resources, Inc.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 10, 1998

                              REHABCARE GROUP, INC.



                              By: /s/ John R. Finkenkeller
                                 ----------------------------------------------
                                 John R. Finkenkeller
                                 Senior Vice President and Chief Financial
                                   Officer





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
                                 EXHIBIT INDEX

Exhibit No        Description
----------        -----------
99.1              Text of joint press release, dated July 10, 1998, issued by
                  RehabCare Group, Inc. and Medical Resources, Inc.